UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 Date of Report
                        (Date of earliest event reported)
                                 October 5, 2005

                              QUALITY SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

        CALIFORNIA                      0-13801                  95-2888568
(State or other jurisdiction   (Commission File Number)        (IRS Employer
     of incorporation)                                    Identification Number)

                           18191 Von Karman, Suite 450
                            Irvine, California 92612
                    (Address of Principal Executive Offices)

                                 (949) 255-2600
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

      As previously reported in the definitive proxy statement for the 2005 Annual Stockholders' Meeting ("2005 Annual Meeting") of Quality Systems, Inc. ("QSI") and QSI's Form 8-K for September 5, 2005, QSI's board of directors adopted, subject to shareholder approval, QSI's 2005 Stock Option and Incentive Plan ("2005 Plan"). As indicated in Item 8.01 of this Form 8-K, the 2005 Plan was approved by QSI's shareholders at the 2005 Annual Meeting. A copy of the 2005 Plan is attached as exhibit 10.1 to this Form 8-K.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

      Effective October 5, 2005, QSI's Amended and Restated Bylaws were amended to change the exact number of directors authorized from nine to eight. This change became effective concurrently with the certification by the inspectors of election of the board of directors' election results from the 2005 Annual Meeting. A copy of the bylaw amendment is attached to this Form 8-K as Exhibit 3.1.

Item 8.01 Other Events

      On September 21, 2005, QSI held its 2005 Annual Meeting. The total number of outstanding votable shares was 13,124,860. QSI stockholders were asked by QSI to consider and vote upon the following four proposals:

      1. To elect eight persons to serve as directors of QSI until the next annual meeting.

      2.    To approve QSI's 2005 Stock Option and Incentive Plan.

      3. To ratify the appointment of Grant Thornton, LLP as independent public accountants of QSI for the fiscal year ending March 31, 2006.

      4. To approve an amendment to QSI's Articles of Incorporation increasing the level of its authorized shares of common stock from 20,000,000 shares to 50,000,000 shares.

      On October 5, 2005, the inspector of elections certified the results of the vote as follows:

      Proposal No. 1                                                   For
      --------------                                                   ---

Name of Management Nominee
--------------------------
   William V. Botts                                                       -0-
   Patrick Cline                                                    8,895,359
   Maurice J. DeWald                                                8,895,358
   Jonathan Javitt                                                        -0-
   Vincent J. Love                                                  8,895,359
   Steven T. Plochocki                                              8,895,359
   Sheldon Razin                                                    8,895,359
   Louis Silverman                                                  8,895,358

      Proposal No. 1                                                   For
      --------------                                                   ---

Name of Management Nominee
--------------------------
   Ahmed Hussein                                                   10,000,000
   Ibrahim Fawzy                                                   10,000,000
   Ian Gordon                                                       4,299,856

                                       For           Against       Abstain
                                       ---           -------       -------
      Proposal No. 2                5,219,278       4,429,710       30,349

      Proposal No. 3                9,993,839          26,636       19,256

      Proposal No. 4                9,100,550         918,204       20,975

      As a result, Messrs. Cline, DeWald, Love, Plochocki, Razin, Silverman, Hussein and Fawzy were elected to serve as directors. Also, proposals 2, 3 and 4 were approved by QSI's stockholders.

      Mr. Fawzy, age 64, is new to QSI's board of directors. Since 1999, Mr. Fawzy has been president of Fawzy Consultant Group, which works mainly in investment industrial projects. Mr. Fawzy has taught mechanical engineering at Cairo University in Egypt since 1969. Prior to forming his own consultancy group, Mr. Fawzy held several posts with the Egyptian government, including as cultural attache in London, from 1979 to 1983. Mr. Fawzy was the Minister of Industry and Mineral Wealth from 1993 through 1996 and the Chairman of the General Authority for Investment from 1996 to 1999. Mr. Fawzy is a director of seven companies in Egypt, three of which are public (The Egyptians Abroad for Investment and Development, Misr Canada Lube Oil and El-Nubaria for Agricultural Mechanization).

      QSI has submitted for filing with the Secretary of State of California a Certificate of Amendment of Articles of Incorporation to reflect the stockholders' approval of proposal 4. A copy of the amendment is included as
Exhibit 3.02 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d)   Exhibits

Exhibit
Number      Description
-------     -----------

3.01 Action with Respect to Bylaws of QSI, certified by QSI's Secretary on October 5, 2005

3.02 Certificate of Amendment of Articles of Incorporation of QSI, submitted for filing with the Secretary of State of California

10.01       2005 Stock Option and Incentive Plan (#)

----------
(#)   Management contract or compensatory plan, contract or arrangement.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 6, 2005

                           QUALITY SYSTEMS, INC.


                           By: /s/ Paul Holt
                               ---------------------------
                               Paul Holt
                               Chief Financial Officer

                  EXHIBITS ATTACHED TO THIS REPORT ON FORM 8-K

Exhibit
Number      Description
-------     -----------

3.01 Action with Respect to Bylaws of QSI, certified by QSI's Secretary on October 5, 2005

3.02 Certificate of Amendment of Articles of Incorporation of QSI, submitted for filing with the Secretary of State of California

10.01       2005 Stock Option and Incentive Plan